SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      October 28, 2002
                                                --------------------------------



                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                         333-83986               13-3291626
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



   1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code       (212) 296-7000
                                                  ------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            Consent
            -------

            In connection with the issuance of the Morgan Stanley Dean Witter Capital I Inc. Trust 2002-AM3, Pass-Through Certificates, Series 2002-AM3 (the "Certificates"), the registrant is filing herewith the consent of PricewaterhouseCoopers to the use of its name and the incorporation by reference of its report in the Prospectus Supplement relating to the issuance of the Certificates. The consent of PricewaterhouseCoopers is attached hereto as
Exhibit 23.1.1.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits:

                  Exhibit No.       Description
                  -----------       -----------

                  23.1.1            Consent of PricewaterhouseCoopers LLP

                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY DEAN WITTER CAPITAL I INC.

                                          As Depositor and on behalf of Morgan
                                          Stanley Dean Witter Capital I Inc.
                                          Trust 2002-AM3 Registrant


                                          By:   /s/ Cecilia Tarrant
                                              ----------------------------------
                                               Name:  Cecilia Tarrant
                                               Title: Vice President

Dated:  October 30, 2002

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

23.1.1            Consent of PricewaterhouseCoopers LLP